EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                         OF UNITED HERITAGE CORPORATION
                          PURSUANT TO 18 USC Sec. 1350




Pursuant  to  section  906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of United Heritage Corporation (the "Company") does hereby certify, to such officer's knowledge, that:

     (a) The quarterly report on Form 10-QSB for the quarter ended June 30, 2003 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

     (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August  14,  2003



Walter  G.  Mize
-------------------------------
Walter  G.  Mize,
President



Dated:  August  14,  2003


Harold  L.  Gilliam
-------------------------------
Harold  L.  Gilliam,
Chief  Financial  Officer


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